                             THE GABELLI GROWTH FUND
                    THIRD QUARTER REPORT - SEPTEMBER 30, 1998

                                      ****
   Morningstar rated The Gabelli Growth Fund 4 stars overall and for the five and ten year periods ended 9/30/98 among 2678, 1584 and 713 domestic equity funds, respectively. The Fund received 5 stars for the three year period ended 9/30/98 among 2678 domestic equity funds.


                               [HOWARD WARD PHOTO]

TO OUR SHAREHOLDERS,

     Please. Someone. Anyone. What is going on? While the President is cavorting in the Oval Office with an intern from California, a secretive hedge fund run by Nobel Prize Laureates and Wall Street's alleged brightest traders brings the world's financial system to the brink of collapse. Meanwhile, investors in emerging markets are crushed as Russia defaults and Japan's banking system buckles. What's more, a Middle Eastern terrorist threatens biological warfare while ethnic terrorism in Eastern Europe brings peril to throngs of innocents. This is not a review of the latest Paul Erdman or Michael Thomas financial thriller. These are just some, repeat some, of the nightmarish developments of the third quarter. It's a mad, mad world.

     My Wall Street career began in 1978. I learned long ago that there is no such thing as a free lunch. There are no market-proof black box formulas that allow you to leverage your savings and earn excess returns without taking a dangerous level of risk. Clearly, the managers of Long Term Capital Management ("LTCM") (an oxymoron?) had not learned this lesson. Neither had the many banks and brokers that loaned them billions of dollars. Of course, it was not just LTCM that found trouble. Many members of the hedge fund community were hurt because many were, to a degree, doing the same thing. Many of these hedge fund (an oxymoron?) managers will need to find a new line of work. Can taxi medallions be leveraged?

INVESTMENT PERFORMANCE

     For the third quarter ended September 30, 1998, The Gabelli Growth Fund's (the "Fund") net asset value declined 14.5%. The Lipper Analytical Services Growth Fund Average and Standard and Poor's ("S&P") 500 Index declined 13.4% and 9.9%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 2.7% over the trailing twelve month period. The S&P 500 rose 9.1% while the Lipper Growth Fund Average declined 1.5% over the same twelve month period.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the last 10% receive one star.

INVESTMENT RESULTS(a)
                                                                      Quarter
                                         ----------------------------------------------------------
                                              1st            2nd               3rd           4th           Year
                                              ---            ---               ---           ---           ----
1998:   Net Asset Value ............     $   32.32      $   33.37         $   28.54          --             --
        Total Return ...............         12.9%           3.2%            (14.5)%         --             --
---------------------------------------------------------------------------------------------------------------------
1997:   Net Asset Value ............     $   24.50      $   29.25         $   33.41      $   28.63      $   28.63
        Total Return ...............          1.5%          19.4%             14.2%           3.1%          42.6%
---------------------------------------------------------------------------------------------------------------------
1996:   Net Asset Value ............     $   23.75      $   24.34         $   25.35      $   24.14      $   24.14
        Total Return ...............          7.2%           2.5%              4.1%           4.4%          19.4%
---------------------------------------------------------------------------------------------------------------------
1995:   Net Asset Value ............     $   20.86      $   22.99         $   24.91      $   22.16      $   22.16
        Total Return ...............          6.0%          10.2%              8.4%           4.9%          32.7%
---------------------------------------------------------------------------------------------------------------------
1994:   Net Asset Value ............     $   21.90      $   21.23         $   22.58      $   19.68      $   19.68
        Total Return ...............         (5.8)%         (3.1)%             6.4%          (0.5)%         (3.4)%
---------------------------------------------------------------------------------------------------------------------
1993:   Net Asset Value ............     $   21.71      $   21.84         $   23.43      $   23.26      $   23.26
        Total Return ...............          0.6%           0.6%              7.3%           2.5%          11.3%
---------------------------------------------------------------------------------------------------------------------
1992:   Net Asset Value ............     $   20.27      $   19.72         $   20.50      $   21.59      $   21.59
        Total Return ...............         (4.7)%         (2.7)%             4.0%           8.5%           4.5%
---------------------------------------------------------------------------------------------------------------------
1991:   Net Asset Value ............     $   18.18      $   18.02         $   19.51      $   21.28      $   21.28
        Total Return ...............         11.7%          (0.9)%             8.3%          12.0%          34.3%
---------------------------------------------------------------------------------------------------------------------
1990:   Net Asset Value ............     $   16.74      $   17.80         $   15.75      $   16.27      $   16.27
        Total Return ...............         (1.9)%          6.3%            (11.5)%          6.2%          (2.0)%
---------------------------------------------------------------------------------------------------------------------
1989:   Net Asset Value ............     $   13.99      $   15.73         $   17.46      $   17.07      $   17.07
        Total Return ...............         10.6%          12.4%             11.0%           1.5%          40.1%
---------------------------------------------------------------------------------------------------------------------
1988:   Net Asset Value ............     $   10.87      $   12.40         $   12.71      $   12.65      $   12.65
        Total Return ...............         16.1%          14.1%              2.5%           2.5%          39.2%
---------------------------------------------------------------------------------------------------------------------
1987:   Net Asset Value ............     $   10.00      $   10.84         $   11.28      $    9.51      $    9.51
        Total Return ...............         --              8.4%(b)           4.1%         (15.7)%         (4.9)%(b)
---------------------------------------------------------------------------------------------------------------------

        AVERAGE ANNUAL RETURNS - SEPTEMBER 30, 1998 (a)
        -----------------------------------------------
1  YEAR............................................      2.7%

5  YEAR............................................     17.4%

10 YEAR............................................     16.9%

LIFE OF FUND (b)...................................     17.2%

                        Dividend History
-----------------------------------------------------------
Payment (ex) Date      Rate Per Share    Reinvestment Price
-----------------      --------------    ------------------
December 30, 1997         $5.790              $28.58
December 31, 1996         $2.324              $24.14
December 29, 1995         $3.960              $22.16
December 30, 1994         $2.790              $19.68
December 31, 1993         $0.760              $23.26
December 31, 1992         $0.646              $21.59
December 31, 1991         $0.573              $21.28
December 31, 1990         $0.460              $16.27
December 29, 1989         $0.654              $17.07
December 30, 1988         $0.377              $12.65
January 4, 1988           $0.152               $9.58


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on April 10, 1987.

     For the ten year period ended September 30, 1998, the Fund's return averaged 16.9% annually, versus average annual returns of 15.0% and 17.3% for the Lipper Growth Fund Average and S&P 500, respectively. Since inception on April 10, 1987 through September 30, 1998, the Fund had a total return of 517.7%, which equates to an average annual return of 17.2%. Our shareholders total 62,061 and net assets are $1.4 billion as of September 30, 1998.

ECONOMIC BACKGROUND

     In our December 31, 1997 report we stated "The destruction of wealth in Asia will dampen economic activity and profits in the U.S. and Europe." In our June 30, 1998 report we said, "Our economy will be weakened by events that transpire beyond our borders. The big question, which remains a mystery, is whether the drama unfolding in Japan and the emerging markets can continue to be contained." Obviously, it was not contained. The resulting flight to high quality U.S. Treasury bonds wrecked havoc with traditional quality spreads in the bond market, decapitated the hedge funds playing that game and body slammed their lenders.

     As a consequence, credit is less available, profits are less plentiful and confidence has eroded. Consumer confidence surveys showed weakness in September and new construction contracts dropped in August, despite record low interest rates. Layoffs on Wall Street have commenced. With Wall Street's capital raising function in a recession (Initial Public Offerings, high yield debt and emerging market debt), we must be alert to more widespread economic weakness.

     However, it may be premature to throw in the towel. Most of the companies whose stocks we own are not talking recession. To be sure, some are not meeting expectations and some have their hands full. Nevertheless, in the vast majority of cases, profits are growing and expansion plans are on track. At this point, our best guess is that the Federal Reserve's stepped-up effort to reduce interest rates will succeed in keeping the business expansion on track. Federal Reserve Board Chairman Alan Greenspan understands the current variables. His move to reduce rates twice in little more than two weeks sends a strong and positive message to investors and the greater business community. Despite weakness in exports and a deterioration in confidence, we believe our economy will post positive, if modest, growth in real Gross Domestic Product ("GDP") of about 2.0% for the balance of this year. Unlike Japan and, to a degree, Germany, the U.S. economy is not export dependent. Exports account for nearly 12% of GDP, although their total impact is somewhat greater due to a multiplier impact. Still, exports are not the lifeblood of the U.S. economy.

FINANCIAL MARKETS

     Too much speculation. Back in the 1980s Drexel, Burnham and Lambert hosted an annual junk bond conference in Beverly Hills which became known as The Predator's Ball. Junk bonds, and the takeovers they financed, spawned a speculative era in stocks, which culminated in the arrests of Michael Milken and Ivan Boesky, among others, for various insider trading and stock manipulation charges. Drexel went out of business and the junk bond market has never fully recovered. For a while, the Wall Street bad boys dominated the headlines. Then, like now, Alan Greenspan chaired the Federal Reserve. Fortunately, the demise of junk bonds and Drexel did not have significant ramifications for the Wall Street establishment. The junk bond world was largely a community unto itself.

     Fast forward to 1998. A new speculative era emerges. Markets are global. Capital flows freely. Aided by computers, speculators adopt exotic investment and borrowing strategies encompassing not just stocks but bonds, currencies and commodities of all persuasions. Speculators attack countries through their currencies. Central banks fight back but without much success. A "flight to quality" follows as risk taking diminishes. U.S. Treasury bonds become safe havens for ravaged investors. Voila! The lost appetite for risk turns around and bites the speculators whose computer models had not accounted for this dramatic shift in investor preference away from risk. Their witches' brew turns toxic. Investors continue to bid up the price of U.S. Treasuries and bid down the price of everything else. This divergence in yields is exactly what the hedge fund speculators had bet against. They had bet on convergence and had done so with buckets of borrowed money. The meltdown was on.

     The junk bond affair was "little league" in comparison to the hedge fund implosion of 1998. This one threatened the establishment. This one was global. Nearly all of the largest banks and brokers were exposed. The bankers had not only lent many hedge funds money but had invested along with them as well. The markets fear a global recession brought about by a good old-fashioned credit crunch. The good news is that Alan Greenspan is still running the Federal Reserve. He will most likely succeed at averting a wide-scale credit crunch. The bad news is it is way too early to know what is the depth of these wounds to the financial system. It will take time to sort this out. It is a dangerous time to be making predictions.

LOOKING AHEAD

     We view declining stock prices, as we had in the third quarter, as an opportunity to pick up quality growth stocks at attractive prices. It forces us to reexamine our holdings as conditions change. We added some great companies to the Fund during the quarter, such as Wal-Mart, Lucent Technologies, Procter & Gamble and General Electric. Seven stocks were sold, all of them at a profit. They were Citicorp, American Express, General Re, United Technologies, Molex, Allied-Signal and Avon Products.

     As we have said before, we make no attempt to time the market. We believe market timing is a loser's game. As we have said before, stocks are not cheap. That has been the case for a period of time. As we have said before, you should invest in stocks with a long term horizon. This increases the likelihood of being a successful investor. We will continue our mission to deliver a well-diversified portfolio of America's greatest established growth companies selling at prices that can be rationalized using fundamental security analysis.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Baxter International Inc. (BAX - $59.50 - NYSE) is a leading healthcare supply company. Major business lines include renal care, biotechnology, cardiovascular and intravenous systems. The company has restructured itself in recent years and improved its cash flow generation and growth prospects.

Clear Channel Communications Inc. (CCU - $47.50 - NYSE) is one of the largest owner/operators of radio stations and outdoor advertising facilities. In addition to interests in 190 radio stations, the company operates 18 television stations. Recently, the company acquired foreign media properties. We believe Clear Channel will benefit from the ongoing consolidation of the radio industry.

Computer Sciences Corp. (CSC - $53.50 - NYSE) is a leading provider of technology outsourcing services to industry and government. As such, the company is well positioned to benefit from the expected growth in demand for outsourcing services. This growing demand is driven by companies' desire to improve productivity and simplify the management of increasingly complex technology systems. Based in El Segundo, California, the company successfully fought off a takeover attempt by Computer Associates earlier this year.

Gannett Co. Inc. (GCI - $53.5625 - NYSE) is best known for its USA Today newspaper publication. Gannett publishes an additional 189 newspapers in 38 states. The company also operates 13 radio and 15 network affiliated television stations. Earnings are strong due to healthy advertising trends and solid expense control.

The Home Depot Inc. (HD - $39.50 - NYSE) is the undisputed leader of the home improvement warehouse retailers. Led by Bernie Marcus and Arthur Blank, the company's founders, Home Depot is testing new store formats which appeal to new markets (smaller stores and upscale furnishings), providing incremental growth to what remains a terrific franchise in do-it-yourself home hardware and supplies. Geographic expansion continues to drive square footage growth as the company increases its presence in the Midwest and continues to penetrate the Northeast. Home Depot has substantial international potential over the long term. The company plans to open its first store in Chile this year.

Marsh & McLennan Companies Inc. (MMC - $49.75 - NYSE), with the recent acquisition of Johnson and Higgins, holds the number one position in insurance brokerage. Additionally, the company owns The Putnam Group, the Boston-based asset manager (assets under management exceed $225 billion), and Mercer Group, a leader in employee benefits consulting.

Mellon Bank Corp. (MEL - $55.0625 - NYSE), with the acquisitions in recent years of Dreyfus Corp., The Boston Company and Founders Asset Management, has become a powerhouse in money management services. We believe the rising contribution to earnings from predictable fee sources will enhance the company's valuation. We expect a continuation of Mellon's share repurchase program this year and next. Current business trends are strong.

Northern Trust Corp. (NTRS - $68.25 - Nasdaq) is one of a few public asset managers with a strong franchise in the wealth management market. With nearly $200 billion in assets under management and fees generating 65% of income, the bank's stock appears undervalued. Northern Trust is a trophy property within the banking sector.

State Street Corp. (STT - $54.5625 - NYSE) is the nation's largest custodian of mutual fund assets. Total assets under custody exceed $3 trillion. The company is also one of the nation's largest asset managers with a strong presence in passive management products for institutional investors. Management is focused on expanding State Street's global presence and continuously updating information systems technology to gain competitive advantages. We view the company as an excellent vehicle to gain exposure to the ongoing growth in institutional funds management and custody.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.

     We thank you for your loyalty and as always, pledge our best efforts on your behalf.

                                   Sincerely,

         /s/ HOWARD F. WARD, CFA             /s/ DONALD C. JENKINS, CFA

             HOWARD F. WARD, CFA                 DONALD C. JENKINS, CFA
             Portfolio Manager                   Associate Portfolio Manager

October 30, 1998

                                  TOP TEN HOLDINGS
                                 SEPTEMBER 30, 1998
                                 ------------------
            The Home Depot Inc.                Computer Sciences Corp.
            Northern Trust Corp.               Gannett Co. Inc.
            Marsh & McLennan Companies         Clear Channel Communications
            Mellon Bank Corp.                  State Street Corp.
            Merck & Co. Inc.                   Lowe's Companies Inc.

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              MARKET
  SHARES                                                      VALUE
  ------                                                      ------
            COMMON STOCKS--98.6%
            ADVERTISING--1.9%
   479,050  Interpublic Group of Companies Inc. ........  $   25,838,759
    20,000  Young & Rubicam Inc. .......................         567,500
                                                          --------------
                                                              26,406,259
                                                          --------------
            BROADCASTING--3.9%
   915,600  CBS Corp.+..................................      22,203,300
   674,600  Clear Channel Communications Inc.+..........      32,043,500
                                                          --------------
                                                              54,246,800
                                                          --------------
            BUSINESS SERVICES--7.5%
   350,000  Automatic Data Processing Inc. .............      26,162,500
   710,600  Computer Sciences Corp.+....................      38,017,100
 1,177,800  First Data Corp. ...........................      27,678,298
   553,000  Sysco Corp. ................................      13,030,062
                                                          --------------
                                                             104,887,960
                                                          --------------
            CABLE--1.6%
   495,000  MediaOne Group Inc.+........................      21,996,563
                                                          --------------
            CONSUMER PRODUCTS--5.1%
   200,000  Coca-Cola Co. ..............................      11,525,000
   704,800  Gillette Co. ...............................      26,958,600
   337,000  PepsiCo Inc. ...............................       9,920,438
   130,000  Procter & Gamble Co. .......................       9,221,875
   471,000  Ralston Purina Group........................      13,776,750
                                                          --------------
                                                              71,402,663
                                                          --------------
            DIVERSIFIED INDUSTRIAL--4.8%
   220,000  General Electric Co. .......................      17,503,750
   363,000  Honeywell Inc. .............................      23,254,688
   596,200  Sundstrand Corp. ...........................      27,648,775
                                                          --------------
                                                              68,407,213
                                                          --------------
            ENERGY--4.8%
   504,000  Baker Hughes Inc. ..........................      10,552,500
   450,000  Halliburton Co. ............................      12,853,124
   579,000  Schlumberger Ltd. ..........................      29,130,938
   541,800  Smith International Inc.+...................      14,865,638
                                                          --------------
                                                              67,402,200
                                                          --------------
            ENTERTAINMENT--0.8%
   463,000  Disney (Walt) Co. ..........................      11,719,687
                                                          --------------
            FINANCIAL SERVICES--8.6%
   205,500  American International Group Inc. ..........      15,823,500
 1,074,500  Marsh & McLennan Companies Inc. ............      53,456,375
   265,000  Merrill Lynch & Co. ........................      12,554,375
   560,500  Schwab (Charles) Corp. .....................      22,069,687
   573,000  T. Rowe Price Associates Inc. ..............      16,831,875
                                                          --------------
                                                             120,735,812
                                                          --------------
            FINANCIAL SERVICES: BANKS--11.1%
   850,000  Bank of New York Inc. ......................      23,268,750
   863,000  Mellon Bank Corp. ..........................      47,518,937
   800,000  Northern Trust Corp. .......................      54,600,000
   569,400  State Street Corp. .........................      31,067,888
                                                          --------------
                                                             156,455,575
                                                          --------------
            HEALTH CARE--14.6%
   282,000  Abbott Laboratories.........................      12,249,375
   500,000  Baxter International Inc. ..................      29,750,000
   304,000  Becton Dickinson & Co. .....................      12,502,000
   252,000  Bristol-Myers Squibb Co. ...................      26,176,500
   277,000  Johnson & Johnson...........................      21,675,250
   240,000  Lilly (Eli) & Co. ..........................      18,795,000
   321,000  Merck & Co. Inc. ...........................      41,589,563
   138,000  Pfizer Inc. ................................      14,619,375
   111,000  Schering-Plough Corp. ......................      11,495,437
   224,000  Warner-Lambert Co. .........................      16,912,000
                                                          --------------
                                                             205,764,500
                                                          --------------
            PUBLISHING--6.6%
   620,000  Gannett Co. Inc. ...........................      33,208,750
   347,000  McGraw-Hill Companies Inc. .................      27,499,750
   738,000  New York Times Co., Cl. A...................      20,295,000
   235,000  Tribune Co. ................................      11,823,438
                                                          --------------
                                                              92,826,938
                                                          --------------
            RETAIL--10.1%
 1,517,718  Home Depot Inc. ............................      59,949,861
   941,000  Lowe's Companies Inc. ......................      29,935,563
   220,000  Rite Aid Corp. .............................       7,810,000
   447,100  Tiffany & Co. ..............................      14,027,762
   355,000  Wal-Mart Stores Inc. .......................      19,391,875
   246,000  Walgreens Co. ..............................      10,839,375
                                                          --------------
                                                             141,954,436
                                                          --------------
            TECHNOLOGY--17.2%
   339,000  BMC Software Inc.+..........................      20,361,188
   330,750  Cisco Systems Inc.+.........................      20,444,484
   350,500  Computer Associates International Inc. .....      12,968,500
   250,000  Dell Computer Corp.+........................      16,437,500
   425,000  EMC Corp.+..................................      24,304,688
   400,000  Hewlett-Packard Co. ........................      21,175,000
   400,000  Lucent Technologies Inc. ...................      27,625,000
   165,000  Intel Corp. ................................      14,148,750
   167,000  Microsoft Corp.+............................      18,380,438
   585,000  Sun Microsystems Inc.+......................      29,140,312
   582,000  SunGard Data Systems Inc.+..................      18,333,000
   475,000  Tellabs Inc.+...............................      18,910,938
                                                          --------------
                                                             242,229,798
                                                          --------------
            TOTAL COMMON STOCKS.........................   1,386,436,404
                                                          --------------

PRINCIPAL
  AMOUNT
---------
            U.S. GOVERNMENT OBLIGATIONS--0.6%
$8,342,000  U.S. Treasury Bills, 4.29% to 5.12%++
             due 10/15/98 to 12/31/98...................       8,269,704
                                                          --------------
            TOTAL INVESTMENTS--99.2%
             (Cost $1,260,087,981)......................   1,394,706,108
            OTHER ASSETS AND LIABILITIES (NET)--0.8%....      10,762,683
                                                          --------------
            NET ASSETS--100.0%
             (49,238,657 shares outstanding)............  $1,405,468,791
                                                          ==============
            NET ASSET VALUE, OFFERING AND REDEMPTION
             PRICE PER SHARE............................          $28.54
                                                                  ======


------------------------------
 + Non-income producing security.
++ Represents annualized yield at date of purchase.

        THE GABELLI GROWTH FUND
         One Corporate Center
       Rye, New York 10580-1434
             1-800-GABELLI
           [1-800-422-3554]
          FAX: 1-914-921-5118
        HTTP://WWW.GABELLI.COM
       E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily
              by calling
    1-800-GABELLI after 6:00 P.M.)

                     BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
Chairman and Chief              Former President
Investment Officer              Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University

Anthony J. Colavita             Anthony Torna
Attorney-at-Law                 Herzog, Heine & Geduld, Inc.

Anthony J. Colavita, P.C.
James P. Conn                   Anthonie C. van Ekris
Chief Investment Officer        Managing Director
Financial Security Assurance    BALMAC International, Inc.
Holdings Ltd.

              OFFICERS AND PORTFOLIO MANAGERS
Bruce N. Alpert                 Howard F. Ward, CFA
President and Treasurer         Portfolio Manager

James E. McKee                  Donald C. Jenkins, CFA
Secretary                       Associate Portfolio Manager

              DISTRIBUTOR
        Gabelli & Company, Inc.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND
                 AGENT
  State Street Bank and Trust Company

             LEGAL COUNSEL
 Skadden, Arps, Slate, Meagher & Flom
                  LLP

---------------------------------------
This report is submitted for the
general information of the shareholders
of The Gabelli Growth Fund. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective
prospectus.
---------------------------------------

                            [PHOTO]

THE
GABELLI
GROWTH
FUND
                   THIRD QUARTER REPORT
                     SEPTEMBER 30, 1998